COLONIAL INTERNATIONAL HORIZONS FUND
                 Supplement to the February 27, 1998 Prospectus
                  (Replacing Supplement dated October 30, 1998)

The Fund's Prospectus is amended as follows:

(1) A new paragraph is added to the front cover of the Prospectus below the Table of Contents as follows:

This Prospectus is also available on-line at our Web site (http://www.libertyfunds.com). The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information regarding the Fund.

(2) A new sub-caption is added under the caption HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS as follows:

Emerging Markets. The Fund may invest up to 35% of its total assets in foreign securities issued or guaranteed by companies or governments located in countries whose economies or securities markets are not yet highly developed. Special risks associated with these investments (in addition to those of foreign investments generally) may include, among others, greater political uncertainties, and economy's dependence on revenues from particular commodities or on international aid or development assistance, extreme or volatile debt burdens or inflation rates, highly limited number of potential buyers for such securities, heightened volatility of security prices, restrictions on repatriation of capital invested abroad and delays and disruptions in securities settlement procedures.

(3) The last sentence of the paragraph Temporary/Defensive Investments and the paragraph Borrowing of Money under the caption HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS are revised in their entireties as follows:

(a) Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.

(b) Borrowing of Money. The Fund may borrow money from banks, other affiliated funds and other entities to the extent permitted by law for temporary or emergency purposes up to 33 1/3% of its total assets.

(4) The fourth paragraph under the caption HOW THE FUND IS MANAGED is revised in its entirety as follows:

Gita Rao, a Vice President of the Advisor, co-manages the Fund. Ms. Rao has managed various other Colonial funds since 1995. Prior to joining the Advisor, she was a global equity research analyst at Fidelity Management & Research Company from 1994 to 1995 and a Vice President in the domestic equity research group at Kidder, Peabody and Company from 1991 to 1994.

(5) A new caption is added after the caption HOW THE FUND IS MANAGED entitled YEAR 2000 as follows:

The Fund's Advisor, Distributor and Transfer Agent (Liberty Companies) are actively managing Year 2000 readiness for the Fund. The Liberty Companies are taking steps that they believe are reasonably designed to address the Year 2000 problem and are communicating with vendors who provide services, software and systems to the Fund to provide that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The Fund will not pay the cost of these modifications. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.


(6) The last sentence under the caption HOW THE FUND VALUES ITS SHARES is revised in its entirety as follows:

In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their fair value.

(7) The last sentence of the first paragraph under the caption HOW TO SELL SHARES is revised in its entirety as follows:

To  avoid  delay  in  payment,   investors   are  advised  to  purchase   shares
unconditionally, such as by federal fund wire or other immediately available funds.

(8) The following sentence is added to the paragraph Class A Shares under the caption HOW TO EXCHANGE SHARES:

Exchanges of Class A shares are not subject to a contingent deferred sales charge. However, in determining whether a contingent deferred sales charge is applicable to redemptions, the schedule of the fund into which the original investment was made should be used.

(9) The Distributor pays an additional 1% commission (total commission of 5%) to financial service firms on sales of Class B shares of the Fund to their clients or customers. The commission will be made directly by the Distributor from its assets and will not effect the expenses paid by Fund shareholders. Financial service firms may waive receipt of all or any portion of these payments.

(10) Under the caption TELEPHONE TRANSACTIONS, the first sentence is revised in its entirety and new second and third sentences are added as follows:

All shareholders and/or their financial advisors are automatically eligible to exchange Fund shares and redeem up to $100,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. Eastern Time and the time at which the Fund values its shares. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be done by placing a wire order trade through a broker or furnishing a signature guaranteed request.

(11) Liberty Financial Investments, Inc., the Fund's distributor, changed its name to Liberty Funds Distributor, Inc. (Distributor). The new name does not affect the investment management of, or service to, the Fund. The Distributor continues to offer selected investment products managed by subsidiaries of Liberty Financial Companies, Inc. (NYSE:L), the indirect parent of the Distributor.

(12) Colonial Investors Service Center, Inc., the Fund's transfer agent, changed its name to Liberty Funds Services, Inc. (Transfer Agent). The new name will not affect the services the Transfer Agent provides to the Fund.

(13) Price Waterhouse LLP, the Fund's independent accountants, changed its name to PricewaterhouseCoopers LLP. The new name will not affect the services PricewaterhouseCoopers LLP provides to the Fund.

(14) The Fund's custodian is The Chase Manhattan Bank, 270 Park Avenue, New York, NY 10017-2070.


HZ-36/446G-1298                                           December 31, 1998